Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 October 25, 2004

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                               as depositor of the

                            HOME LOAN 2004-HI3 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                            333-110340-07                41-1808858
(State or other                 (Commission File Number)       (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000

                                       N/A
_______________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01 - Other Events

A copy of the monthly report relating to the October 2004 distribution to holders of the Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-HI3 is included as an exhibit to this Report.


Section 9 - Financial Statements

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.     October 2004 Monthly Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as depositor of the registrant identified on the cover page to this Report

By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  October 25, 2004